Loss Per Share	12 Months Ended
Jun. 30, 2020
Earnings per share [abstract]
Loss Per Share
Loss Per Share

Accounting Policy

The Company calculates basic (loss) earnings per share by dividing net (loss) income by the weighted average number of common shares outstanding during the period. Diluted (loss) earnings per share is determined by adjusting profit or loss attributable to common shareholders and the weighted average number of common shares outstanding, for the effects of all dilutive potential common shares, which comprise convertible debentures, RSU, DSU, warrants and share options issued.

The following is a reconciliation of basic and diluted loss per share:

	Year ended June 30, 2020	Year ended June 30, 2019
Net loss from continuing operations attributable to Aurora shareholders	($3,273,827)	($293,653)
Net loss from discontinuing operations attributable to Aurora shareholders	($9,844)	$144
Net loss attributable to Aurora shareholders	($3,283,671)	($293,509)

Weighted average number of common shares outstanding	96,753,429	80,122,906

Continuing operations, basic and diluted loss per share	($33.84)	($3.66)
Discontinued operations, basic and diluted loss per share	($0.10)	$—
Basic and diluted loss per share	($33.94)	($3.66)

Diluted loss per share is the same as basic loss per share as the issuance of shares on the exercise of convertible debentures, RSU, DSU, warrants and share options is anti-dilutive.

Refer to Note 30 for share issuances and potential share issuances subsequent to June 30, 2020 that may be dilutive, impacting the number of shares outstanding and the calculation of basic and dilutive loss per share.